Exhibit 10(a)

                              EMPLOYMENT AGREEMENT
                              --------------------


         THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of this 4th day of August, 2003, by and between Margo Caribe, Inc., a Puerto Rico corporation (which, together with any successor thereto, is hereinafter referred to as the "Company") and TULIO FIGUEROA (the "Employee").

         WHEREAS, the Company believes that it is in the best interests of such entity to enter into this Agreement with the Employee in order to assure the services of an executive with the experience and abilities of the Employee, and

         WHEREAS, the Employee desires to enter into this employment agreement with the Company.

         NOW THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, it is agreed as follows:

         1. Employment.

                  (a) The Employee is hereby employed as Senior Vice President-Sales and Marketing with primary responsibility over the Company's sales and marketing employees. The Employee shall have such other duties as may from time to time be prescribed by the Board of Directors of the Company. In the performance of such duties the Employee shall report to the President of the Company. The Employee shall also carry out the directives of the senior officers of Margo Caribe, Inc. ("Margo").


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                  (b)  The   Employee   shall   devote  his  best   efforts  and
substantially all business time and attention to the business and affairs of the Company and its subsidiaries.

         2. Competitive Activities.

                  (a) The Employee agrees that during the term of this Agreement and for a period of one (1) year after the Employee ceases to be an employee of the Company or of an affiliate of Margo (the "Noncompete Period") that the Employee will not, within the Commonwealth of Puerto Rico or any region in the United States or Mexico in which Margo or its affiliates engages in business during the term of this Agreement (a) compete with Margo, its subsidiaries and other affiliates, (b) engage in substantially the same business as Margo, its subsidiaries and other affiliates or (c) provide comparable services as those provided by Margo, its subsidiaries and other affiliates to the past or present clients and customers of Margo, its subsidiaries and other affiliates. During the Noncompete Period the Employee also agrees not (y) to interfere or attempt to interfere with the relationships between Margo, its subsidiaries or other affiliates and any of Margo's, its subsidiaries' or its other affiliates' then current or potential customers, vendors or suppliers or (z) to employ, solicit for employment or otherwise contract for the services of any employee of Margo, its subsidiaries or other affiliates or who shall subsequently become an employee of Margo, its subsidiaries or other affiliates during the Noncompete Period. For purposes of this Agreement, the Employee will be deemed to be engaged in such activities if he is a 1% or more shareholder, officer, director, partner, agent, employee, member or representative of any person, firm, corporation, partnership, limited liability company or other business entity which is engaged in such activities.

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                  (b) The Employee  agrees and  acknowledges  that, by virtue of the Employee's employment hereunder, the Employee will maintain an intimate knowledge of the activities and affairs of Margo and its subsidiaries, including trade secrets and other confidential matters. Such information is considered secret and is disclosed to Employee in confidence. During and after his employment by the Company, Employee shall not directly or indirectly disclose or use any such information except as required in the course of his employment by the Company.

                  (c) The Employee recognizes that the services to be rendered under this Agreement are special, unique and extraordinary in character, and that in the event of breach by the Employee of the terms and conditions of this paragraph, the Company or Margo shall be entitled, if it so elects, to institute and prosecute proceedings, either in law or in equity, to obtain damages for any breach of the terms or condition of this Agreement, or to enforce the specific performance thereof by the Employee, or to enjoin the Employee from performing services for any other person, firm, corporation, limited liability company, partnership or other entity falling within the scope of this Agreement.

         3. Compensation.

                  (a) Salary. During the term of this Agreement, the Employee shall be entitled to an annual salary established by the Board of Directors. The annual salary hereunder as of the Commencement Date (as defined in Section 5 hereof) shall be equal to $108,000 per year. The Employee's salary shall be payable not less frequently than monthly. Any adjustments in salary or other compensation shall in no way limit or reduce any other obligation

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of the Company hereunder. The Employee's salary in effect hereunder from time to time shall not thereafter be reduced.

                  (b) Performance Bonus. During the term of this Agreement, the Employee shall also be entitled to receive an annual incentive bonus (the "Performance Bonus"). The Performance Bonus for any calendar year (or portion thereof) shall be computed according to the criteria established by the Board of Directors of the Company or Margo's senior officers.

                  (c) Restricted Stock Options. Upon the execution of this Agreement, the Employee shall be entitled to receive an award of 10,000 shares of Margo's Common Stock pursuant to Margo's 2003 Restricted Stock Plan. The restrictions on 20% of such restricted stock award shall lapse on each anniversary of the execution of this Agreement, and further provided that any unvested portion of the restricted stock award shall not be forfeited upon the termination of the Employee's employment whether for cause or not unless otherwise required under the terms of the 2003 Restricted Stock Plan.

                  (d) Expenses. During the term of the Employee's employment hereunder, the Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by him in performing services hereunder, provided that the Employee properly accounts therefor in accordance with the then existing policy of Margo. The Company will also reimburse the Employee in the amount of $700 per month for car allowance. Nothing contained herein shall authorize the Employee to make any political contributions, including but not limited to payments for dinners and advertising in any political party program or any other payment to any person, which might be deemed a bribe, kick- back or otherwise an improper payment or contribution under

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existing  law  or  under  Margo's  policy  or  practice  and no  portion  of the compensation payable hereunder is for such purpose.

                  (e) Withholding. Payments of any compensation under this Agreement shall be subject to reduction by the amount of any applicable federal, Commonwealth of Puerto Rico, state or municipal income withholding, social security, state disability insurance or similar or other taxes or other items which may be required or authorized to be deducted by law or custom.

                  (f) No Additional Compensation. No additional compensation shall be due to Employee for services performed to the Company or any subsidiary or affiliate of the Company.

         4. Benefits.

                  During the term of this Agreement, the Employee shall be entitled to participate in those benefit plans generally available to other officers of the Company. Nothing herein shall obligate the Company to continue any existing benefit plan or to establish any replacement benefit plan.

         5. Term.

                  The term of employment under this Agreement shall be a period of twelve (12) months commencing on the date hereof (the "Commencement Date") and ending on July 31, 2004 (such period, the "Initial Term"), subject to earlier termination as provided herein. This Agreement will automatically renew itself on a year to year basis after the end of the Initial Term unless the Company notifies the Employee, or the Employee notifies the Company, as the case may be, with at least thirty (30) days prior

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written  notice to the day of  termination  of this  Agreement or any  automatic renewal thereof.

         6. Vacations.

                  The Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time, provided that:

                  (a) During the term of employment under this Agreement, the Employee shall be entitled to paid vacation at least equivalent to fifteen (15) working days per year to be taken in accordance with the plans, policies, programs or practices of Margo as in effect from time to time; and,

                  (b) The timing of vacations shall be scheduled in a reasonable manner by the Employee subject to approval by the President of the Company.

         7. Termination of Employment; Death.

                  (a) The Company may terminate the Employee's employment at any time. If the employment of the Employee is involuntarily terminated, other than for "cause" as provided in this Section 7(a) the Company shall have no further obligation to the Employee under this Agreement, except that the company shall pay the Employee his salary throughout the remainder of the then applicable twelve-month period. The terms "termination" or "involuntarily terminated" in this Agreement shall refer to the termination of the employment of Employee without the Employee's express written consent.


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         In case of  termination  of the  Employee's  employment for cause or by resignation, the Company shall pay the Employee his salary through and including the date of termination or resignation, and the Company shall have no further obligation to the Employee under this Agreement. The term "cause" shall include termination for personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty, insubordination, failure to perform stated duties, failure to comply with Company politics and procedures, willful violation of any law, rule, or regulation (other than traffic violations or similar minor offenses) or final cease-and-desist order, or material breach of any provision of this Agreement.

                  (b) In the event of the death of the Employee during the term of employment under this Agreement and prior to the termination of Employee's employment hereunder for any other reason, the Employee's estate, or such person as the Employee may have previously designated in writing, shall be entitled to receive from the Company the salary of the Employee through and including the last day of the calendar month in which the Employee's death occurs.

                  (c) The provisions of Section 2 shall survive any termination of this Agreement.

         8. Permanent Disability.

                  (a) If the Employee shall become disabled permanently (as defined in Margo's then current disability plan) during the term of employment under this Agreement and prior to the termination of Employee's employment hereunder for any other reason, the Company shall have no further obligation to the Employee under this Agreement except that the Company shall pay

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the Employee his salary and Performance Bonus through and including the last day of the calendar month in which the Employee is determined to be disabled permanently.

         9. No Assignments.

                  (a) This Agreement is personal to each of the parties hereof, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that if the Company merges or consolidates into another entity controlled by it or any affiliate of the Company, or enters into a reorganization transaction in which the shareholders of the Company immediately prior to any such transaction become the shareholders or members of the resulting entity, then this Agreement shall be transferred to such resulting entity.

                  (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee or if there is no such designee, to the Employee's estate.

         10. Notice.

                  For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when

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personally  delivered  or sent by  certified  mail,  return  receipt  requested, postage prepaid, addressed to the last known respective address of the party hereto (provided that all notices to the Company shall be directed to the attention of the Chief Executive Officer of the Company with a copy to the Secretary of such entity and provided further that a copy of any such notice shall be delivered or sent to Margo Caribe, Inc. Call Box 1370, Dorado, Puerto Rico, 00646-1370 Attn: J. Fernando Rodriguez, or to such other address as either party may have furnished to the other in writing in accordance herewith.

         11. Amendments.

                  No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         12. Paragraph Headings.

                  The paragraph headings used in this Agreement are included solely for convenience of reference and shall not affect, or be used in connection with, the interpretation of this Agreement.

         13. Severability.

                  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or unenforceability of the other provisions hereof.


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         14. Governing Law.

                  This   Agreement   shall  be  governed  by  the  laws  of  the
Commonwealth of Puerto Rico.

         15. Other Matters.

                  (a) Except as provided in Section 9(b), any amounts payable hereunder are personal to the Employee and are not transferable or assignable either by the Employee's act or by operation of law, and no assignee, trustee in bankruptcy, receiver or other party whomsoever shall have any right to demand any such amounts or any other right with respect thereto.

                  (b) The Employee understands that payment of any amounts hereunder, including any bonus, is not held or set aside in trust and that (1) the Company may seek to retain, offset, attach or similarly place a lien on such funds in circumstances where the Employee has been discharged for cause and, in addition, shall be entitled to do so for (x) malfeasance damaging to the Company, (y) conversion by the Employee of an opportunity of the Company, or (z) a violation of the Company's conflict of interest policy, in each case as determined by arbitration as provided hereinafter, and (2) in the event the Company is unable to make any payment under this Agreement because of receivership, insolvency, bankruptcy or similar status or proceedings, the Employee will be treated as a general unsecured creditor of the Company and may be entitled to no priority under applicable law with respect to such payments.





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         16. Arbitration.

                  Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in San Juan, Puerto Rico, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         17. Execution in Counterparts.

                  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

         SECTION 16 OF THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                             Margo Caribe, Inc.



                                       By: /s/ J. Fernando Rodriguez
                                           -------------------------------
                                              J. Fernando Rodriguez
                                              President and Chief Operating
                                              Officer


                                              EMPLOYEE


                                             /s/ Tulio Figueroa
                                             --------------------------------
                                              Tulio Figueroa


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